RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2023

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

On November 1, 2023, the Company completed its acquisition (the “Validus Acquisition”) of Validus Holdings, Ltd. (“Validus Holdings”), Validus Specialty, LLC (“Validus Specialty”) and the renewal rights, records and customer relationships of the assumed treaty reinsurance business of Talbot Underwriting Limited from subsidiaries of American International Group, Inc.. Validus Holdings, Validus Specialty, and their respective subsidiaries collectively are referred to herein as “Validus.” The operating activities of Validus from the acquisition date, November 1, 2023, through December 31, 2023 are included in the Company's consolidated statements of operations for the three months and year ended December 31, 2023. As such, the results of operations for the three months and year ended December 31, 2023 compared to the three months and year ended December 31, 2022, should be viewed in that context. In addition, the results of operations for three months and year ended December 31, 2023 may not be reflective of the ongoing business of the combined entities. At December 31, 2023, the Company’s consolidated balance sheet reflects the combined entities.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” "adjusted combined ratio," “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, and the Validus Acquisition and its impact on the Company’s business, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries;collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; difficulties in integrating Validus; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws and regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and Israel and Hamas; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in prevailing interest rates; the impact of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of new or possible future tax reform legislation and regulations in the jurisdictions in which the Company operates, including recent changes in Bermuda tax law; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in the Company’s joint ventures and managed fund partners; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,576,682	$448,092	$2,525,757	$(1,096,578)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$623,110	$322,135	$1,824,910	$322,791

Underwriting income
Gross premiums written	$1,802,041	$1,585,276	$8,862,366	$9,213,540
Net premiums written	1,587,047	1,345,616	7,467,813	7,196,160
Underwriting income (loss)	540,970	316,302	1,647,408	149,852

Net claims and claim expense ratio:
Current accident year	50.5%	60.2%	53.9%	72.4%
Prior accident years	(7.0)%	(9.5)%	(6.1)%	(3.9)%
Calendar year	43.5%	50.7%	47.8%	68.5%

Acquisition expense ratio	26.5%	25.4%	25.1%	24.8%
Operating expense ratio	6.0%	4.4%	5.0%	4.4%
Combined ratio	76.0%	80.5%	77.9%	97.7%
Adjusted combined ratio (1)	73.6%	80.6%	77.1%	97.5%

Fee income
Management fee income	$47,769	$25,984	$176,599	$108,902
Performance fee income	23,014	4,363	60,195	9,777
Total fee income	$70,783	$30,347	$236,794	$118,679

Investment results - managed
Net investment income	$376,962	$211,237	$1,253,110	$559,932
Net realized and unrealized gains (losses) on investments	585,939	168,139	414,522	(1,800,485)
Total investment result	$962,901	$379,376	$1,667,632	$(1,240,553)
Total investment return - annualized	15.2%	7.4%	6.9%	(5.7)%

Investment results - retained (1)
Net investment income	$256,445	$143,944	$830,533	$391,707
Net realized and unrealized gains (losses) on investments	490,387	128,966	285,765	(1,484,970)
Total investment result	$746,832	$272,910	$1,116,298	$(1,093,263)
Total investment return - annualized	16.5%	7.8%	6.5%	(7.7)%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$30.51	$10.30	$52.40	$(25.50)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$30.43	$10.27	$52.27	$(25.50)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$11.77	$7.33	$37.54	$7.47

Average shares outstanding - basic	50,937	42,795	47,493	43,040
Average shares outstanding - diluted	51,072	42,914	47,607	43,040

Return on average common equity - annualized	83.5%	41.2%	40.5%	(22.0)%
Operating return on average common equity - annualized (1)	33.0%	29.6%	29.3%	6.4%

	December 31, 2023	December 31, 2022
Book value per common share	$165.20	$104.65
Tangible book value per common share (1)	$141.87	$97.15
Tangible book value per common share plus accumulated dividends (1)	$168.39	$122.15
Year to date change in book value per common share plus change in accumulated dividends	59.3%	(19.7)%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	47.6%	(20.8)%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenues
Gross premiums written	$1,802,041	$1,585,276	$8,862,366	$9,213,540
Net premiums written	$1,587,047	$1,345,616	$7,467,813	$7,196,160
Decrease (increase) in unearned premiums	662,398	278,544	3,320	(862,171)
Net premiums earned	2,249,445	1,624,160	7,471,133	6,333,989
Net investment income	376,962	211,237	1,253,110	559,932
Net foreign exchange gains (losses)	12,398	10,781	(41,479)	(56,909)
Equity in earnings (losses) of other ventures	15,402	8,517	43,474	11,249
Other income (loss)	144	7,686	(6,152)	12,636
Net realized and unrealized gains (losses) on investments	585,939	168,139	414,522	(1,800,485)
Total revenues	3,240,290	2,030,520	9,134,608	5,060,412
Expenses
Net claims and claim expenses incurred	979,522	822,937	3,573,509	4,338,840
Acquisition expenses	594,487	413,217	1,875,034	1,568,606
Operational expenses	134,466	71,704	375,182	276,691
Corporate expenses	74,285	11,537	127,642	46,775
Interest expense	23,201	12,384	73,181	48,335
Total expenses	1,805,961	1,331,779	6,024,548	6,279,247
Income (loss) before taxes	1,434,329	698,741	3,110,060	(1,218,835)
Income tax benefit (expense)	554,206	(5,408)	510,067	59,019
Net income (loss)	1,988,535	693,333	3,620,127	(1,159,816)
Net (income) loss attributable to redeemable noncontrolling interests	(403,009)	(236,397)	(1,058,995)	98,613
Net income (loss) attributable to RenaissanceRe	1,585,526	456,936	2,561,132	(1,061,203)
Dividends on preference shares	(8,844)	(8,844)	(35,375)	(35,375)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,576,682	$448,092	$2,525,757	$(1,096,578)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$30.51	$10.30	$52.40	$(25.50)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$30.43	$10.27	$52.27	$(25.50)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$11.77	$7.33	$37.54	$7.47

Return on average common equity - annualized	83.5%	41.2%	40.5%	(22.0)%
Operating return on average common equity - annualized (1)	33.0%	29.6%	29.3%	6.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	December 31, 2023	December 31, 2022
Assets
Fixed maturity investments trading, at fair value – amortized cost $20,872,450 at December 31, 2023 (December 31, 2022 – $15,038,551)	$20,877,108	$14,351,402
Short term investments, at fair value - amortized cost $4,603,340 at December 31, 2023 (December 31, 2022 - $4,671,581)	4,604,079	4,669,272
Equity investments, at fair value	106,766	625,058
Other investments, at fair value	3,515,566	2,494,954
Investments in other ventures, under equity method	112,624	79,750
Total investments	29,216,143	22,220,436
Cash and cash equivalents	1,877,518	1,194,339
Premiums receivable	7,280,682	5,139,471
Prepaid reinsurance premiums	924,777	1,021,412
Reinsurance recoverable	5,344,286	4,710,925
Accrued investment income	205,713	121,501
Deferred acquisition costs and value of business acquired	1,751,437	1,171,738
Deferred tax asset	685,040	123,153
Receivable for investments sold	622,197	350,526
Other assets	323,960	261,549
Goodwill and other intangibles	775,352	237,828
Total assets	$49,007,105	$36,552,878
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$20,486,869	$15,892,573
Unearned premiums	6,136,135	4,559,107
Debt	1,958,655	1,170,442
Reinsurance balances payable	3,186,174	3,928,281
Payable for investments purchased	661,611	493,776
Other liabilities	1,021,872	648,036
Total liabilities	33,451,316	26,692,215
Redeemable noncontrolling interests	6,100,831	4,535,389
Shareholders' Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at December 31, 2023 (December 31, 2022 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 52,693,887 shares issued and outstanding at December 31, 2023 (December 31, 2022 – 43,717,836)	52,694	43,718
Additional paid-in capital	2,144,459	475,647
Accumulated other comprehensive loss	(14,211)	(15,462)
Retained earnings	6,522,016	4,071,371
Total shareholders' equity attributable to RenaissanceRe	9,454,958	5,325,274
Total liabilities, noncontrolling interests and shareholders' equity	$49,007,105	$36,552,878

Book value per common share	$165.20	$104.65

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended December 31, 2023			Three months ended December 31, 2022
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$344,597	$1,457,444	$1,802,041	$372,082	$1,213,194	$1,585,276
Net premiums written	$357,953	$1,229,094	$1,587,047	$372,998	$972,618	$1,345,616
Net premiums earned	$884,321	$1,365,124	$2,249,445	$688,238	$935,922	$1,624,160
Net claims and claim expenses incurred	123,942	855,580	979,522	240,503	582,434	822,937
Acquisition expenses	170,854	423,633	594,487	140,872	272,345	413,217
Operational expenses	85,919	48,547	134,466	49,638	22,066	71,704
Underwriting income (loss)	$503,606	$37,364	$540,970	$257,225	$59,077	$316,302

Net claims and claim expenses incurred:
Current accident year	$275,638	$859,694	$1,135,332	$370,175	$607,648	$977,823
Prior accident years	(151,696)	(4,114)	(155,810)	(129,672)	(25,214)	(154,886)
Total	$123,942	$855,580	$979,522	$240,503	$582,434	$822,937

Net claims and claim expense ratio:
Current accident year	31.2%	63.0%	50.5%	53.8%	64.9%	60.2%
Prior accident years	(17.2)%	(0.3)%	(7.0)%	(18.9)%	(2.7)%	(9.5)%
Calendar year	14.0%	62.7%	43.5%	34.9%	62.2%	50.7%
Acquisition expense ratio	19.4%	31.0%	26.5%	20.5%	29.1%	25.4%
Operating expense ratio	9.7%	3.6%	6.0%	7.2%	2.4%	4.4%
Combined ratio	43.1%	97.3%	76.0%	62.6%	93.7%	80.5%
Adjusted combined ratio (1)	41.7%	94.3%	73.6%	62.2%	94.0%	80.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Year ended December 31, 2023			Year ended December 31, 2022
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$3,562,414	$5,299,952	$8,862,366	$3,734,241	$5,479,299	$9,213,540
Net premiums written	$2,967,309	$4,500,504	$7,467,813	$2,847,659	$4,348,501	$7,196,160
Net premiums earned	$3,090,792	$4,380,341	$7,471,133	$2,770,227	$3,563,762	$6,333,989
Net claims and claim expenses incurred	799,905	2,773,604	3,573,509	2,044,771	2,294,069	4,338,840
Acquisition expenses	600,127	1,274,907	1,875,034	547,210	1,021,396	1,568,606
Operational expenses	251,433	123,749	375,182	194,355	82,336	276,691
Underwriting income (loss)	$1,439,327	$208,081	$1,647,408	$(16,109)	$165,961	$149,852

Net claims and claim expenses incurred:
Current accident year	$1,208,810	$2,815,306	$4,024,116	$2,250,512	$2,335,910	$4,586,422
Prior accident years	(408,905)	(41,702)	(450,607)	(205,741)	(41,841)	(247,582)
Total	$799,905	$2,773,604	$3,573,509	$2,044,771	$2,294,069	$4,338,840

Net claims and claim expense ratio:
Current accident year	39.1%	64.3%	53.9%	81.2%	65.5%	72.4%
Prior accident years	(13.2)%	(1.0)%	(6.1)%	(7.4)%	(1.1)%	(3.9)%
Calendar year	25.9%	63.3%	47.8%	73.8%	64.4%	68.5%
Acquisition expense ratio	19.4%	29.1%	25.1%	19.8%	28.6%	24.8%
Operating expense ratio	8.1%	2.8%	5.0%	7.0%	2.3%	4.4%
Combined ratio	53.4%	95.2%	77.9%	100.6%	95.3%	97.7%
Adjusted combined ratio (1)	52.9%	94.2%	77.1%	100.4%	95.3%	97.5%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend

	Total
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Gross premiums written	$1,802,041	$1,618,443	$2,651,621	$2,790,261	$1,585,276
Net premiums written	$1,587,047	$1,421,260	$2,195,803	$2,263,703	$1,345,616
Net premiums earned	$2,249,445	$1,755,876	$1,785,262	$1,680,550	$1,624,160
Net claims and claim expenses incurred	979,522	861,576	931,211	801,200	822,937
Acquisition expenses	594,487	425,745	422,545	432,257	413,217
Operational expenses	134,466	82,751	80,491	77,474	71,704
Underwriting income (loss)	$540,970	$385,804	$351,015	$369,619	$316,302

Net claims and claim expenses incurred:
Current accident year	$1,135,332	$1,019,523	$963,309	$905,952	$977,823
Prior accident years	(155,810)	(157,947)	(32,098)	(104,752)	(154,886)
Total	$979,522	$861,576	$931,211	$801,200	$822,937

Net claims and claim expense ratio:
Current accident year	50.5%	58.1%	54.0%	53.9%	60.2%
Prior accident years	(7.0)%	(9.0)%	(1.8)%	(6.2)%	(9.5)%
Calendar year	43.5%	49.1%	52.2%	47.7%	50.7%
Acquisition expense ratio	26.5%	24.2%	23.6%	25.7%	25.4%
Operating expense ratio	6.0%	4.7%	4.5%	4.6%	4.4%
Combined ratio	76.0%	78.0%	80.3%	78.0%	80.5%

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend

	Property
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Gross premiums written	$344,597	$511,012	$1,402,606	$1,304,199	$372,082
Net premiums written	$357,953	$444,872	$1,144,655	$1,019,829	$372,998
Net premiums earned	$884,321	$760,365	$758,686	$687,420	$688,238
Net claims and claim expenses incurred	123,942	206,361	281,993	187,609	240,503
Acquisition expenses	170,854	143,348	140,606	145,319	140,872
Operational expenses	85,919	54,624	55,077	55,813	49,638
Underwriting income (loss)	$503,606	$356,032	$281,010	$298,679	$257,225

Net claims and claim expenses incurred:
Current accident year	$275,638	$350,238	$313,632	$269,302	$370,175
Prior accident years	(151,696)	(143,877)	(31,639)	(81,693)	(129,672)
Total	$123,942	$206,361	$281,993	$187,609	$240,503

Net claims and claim expense ratio:
Current accident year	31.2%	46.1%	41.3%	39.2%	53.8%
Prior accident years	(17.2)%	(19.0)%	(4.1)%	(11.9)%	(18.9)%
Calendar year	14.0%	27.1%	37.2%	27.3%	34.9%
Acquisition expense ratio	19.4%	18.9%	18.5%	21.2%	20.5%
Operating expense ratio	9.7%	7.2%	7.3%	8.1%	7.2%
Combined ratio	43.1%	53.2%	63.0%	56.6%	62.6%

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Gross premiums written	$1,457,444	$1,107,431	$1,249,015	$1,486,062	$1,213,194
Net premiums written	$1,229,094	$976,388	$1,051,148	$1,243,874	$972,618
Net premiums earned	$1,365,124	$995,511	$1,026,576	$993,130	$935,922
Net claims and claim expenses incurred	855,580	655,215	649,218	613,591	582,434
Acquisition expenses	423,633	282,397	281,939	286,938	272,345
Operational expenses	48,547	28,127	25,414	21,661	22,066
Underwriting income (loss)	$37,364	$29,772	$70,005	$70,940	$59,077

Net claims and claim expenses incurred:
Current accident year	$859,694	$669,285	$649,677	$636,650	$607,648
Prior accident years	(4,114)	(14,070)	(459)	(23,059)	(25,214)
Total	$855,580	$655,215	$649,218	$613,591	$582,434

Net claims and claim expense ratio:
Current accident year	63.0%	67.2%	63.3%	64.1%	64.9%
Prior accident years	(0.3)%	(1.4)%	(0.1)%	(2.3)%	(2.7)%
Calendar year	62.7%	65.8%	63.2%	61.8%	62.2%
Acquisition expense ratio	31.0%	28.4%	27.5%	28.9%	29.1%
Operating expense ratio	3.6%	2.8%	2.5%	2.2%	2.4%
Combined ratio	97.3%	97.0%	93.2%	92.9%	93.7%

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended December 31, 2023			Three months ended December 31, 2022
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$55,068	$289,529	$344,597	$(4,019)	$376,101	$372,082
Net premiums written	$58,451	$299,502	$357,953	$(3,158)	$376,156	$372,998
Net premiums earned	$525,028	$359,293	$884,321	$295,362	$392,876	$688,238
Net claims and claim expenses incurred	(49,500)	173,442	123,942	(4,334)	244,837	240,503
Acquisition expenses	72,605	98,249	170,854	38,944	101,928	140,872
Operational expenses	70,463	15,456	85,919	39,694	9,944	49,638
Underwriting income (loss)	$431,460	$72,146	$503,606	$221,058	$36,167	$257,225

Net claims and claim expenses incurred:
Current accident year	$87,008	$188,630	$275,638	$122,759	$247,416	$370,175
Prior accident years	(136,508)	(15,188)	(151,696)	(127,093)	(2,579)	(129,672)
Total	$(49,500)	$173,442	$123,942	$(4,334)	$244,837	$240,503

Net claims and claim expense ratio:
Current accident year	16.6%	52.5%	31.2%	41.6%	63.0%	53.8%
Prior accident years	(26.0)%	(4.2)%	(17.2)%	(43.1)%	(0.7)%	(18.9)%
Calendar year	(9.4)%	48.3%	14.0%	(1.5)%	62.3%	34.9%
Acquisition expense ratio	13.8%	27.3%	19.4%	13.3%	26.0%	20.5%
Operating expense ratio	13.4%	4.3%	9.7%	13.4%	2.5%	7.2%
Combined ratio	17.8%	79.9%	43.1%	25.2%	90.8%	62.6%
Adjusted combined ratio (1)	15.8%	79.4%	41.7%	24.2%	90.8%	62.2%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Year ended December 31, 2023			Year ended December 31, 2022
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,146,323	$1,416,091	$3,562,414	$2,076,752	$1,657,489	$3,734,241
Net premiums written	$1,742,357	$1,224,952	$2,967,309	$1,421,398	$1,426,261	$2,847,659
Net premiums earned	$1,709,252	$1,381,540	$3,090,792	$1,360,878	$1,409,349	$2,770,227
Net claims and claim expenses incurred	89,257	710,648	799,905	895,801	1,148,970	2,044,771
Acquisition expenses	216,071	384,056	600,127	149,052	398,158	547,210
Operational expenses	204,767	46,666	251,433	157,306	37,049	194,355
Underwriting income (loss)	$1,199,157	$240,170	$1,439,327	$158,719	$(174,828)	$(16,109)

Net claims and claim expenses incurred:
Current accident year	$410,180	$798,630	$1,208,810	$1,119,989	$1,130,523	$2,250,512
Prior accident years	(320,923)	(87,982)	(408,905)	(224,188)	18,447	(205,741)
Total	$89,257	$710,648	$799,905	$895,801	$1,148,970	$2,044,771

Net claims and claim expense ratio:
Current accident year	24.0%	57.8%	39.1%	82.3%	80.2%	81.2%
Prior accident years	(18.8)%	(6.4)%	(13.2)%	(16.5)%	1.3%	(7.4)%
Calendar year	5.2%	51.4%	25.9%	65.8%	81.5%	73.8%
Acquisition expense ratio	12.6%	27.8%	19.4%	10.9%	28.3%	19.8%
Operating expense ratio	12.0%	3.4%	8.1%	11.6%	2.6%	7.0%
Combined ratio	29.8%	82.6%	53.4%	88.3%	112.4%	100.6%
Adjusted combined ratio (1)	29.1%	82.4%	52.9%	87.9%	112.4%	100.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2023	December 31, 2022			December 31, 2023	December 31, 2022
Property Segment
Catastrophe	$28,322	$10,993	$17,329	157.6%	$2,124,852	$1,840,502	$284,350	15.4%
Catastrophe - gross reinstatement premiums	26,746	(15,012)	41,758	(278.2)%	21,471	236,250	(214,779)	(90.9)%
Total catastrophe gross premiums written	55,068	(4,019)	59,087	(1470.2)%	2,146,323	2,076,752	69,571	3.3%
Other property	295,344	366,796	(71,452)	(19.5)%	1,420,842	1,641,246	(220,404)	(13.4)%
Other property - gross reinstatement premiums	(5,815)	9,305	(15,120)	(162.5)%	(4,751)	16,243	(20,994)	(129.2)%
Total other property gross premiums written	289,529	376,101	(86,572)	(23.0)%	1,416,091	1,657,489	(241,398)	(14.6)%
Property segment gross premiums written	$344,597	$372,082	$(27,485)	(7.4)%	$3,562,414	$3,734,241	$(171,827)	(4.6)%

Casualty and Specialty Segment
General casualty (1)	$535,311	$359,901	$175,410	48.7%	$1,730,102	$1,560,594	$169,508	10.9%
Professional liability (2)	240,597	349,925	(109,328)	(31.2)%	1,212,393	1,728,570	(516,177)	(29.9)%
Credit (3)	206,476	217,736	(11,260)	(5.2)%	769,321	1,062,183	(292,862)	(27.6)%
Other specialty (4)	475,060	285,632	189,428	66.3%	1,588,136	1,127,952	460,184	40.8%
Casualty and Specialty segment gross premiums written	$1,457,444	$1,213,194	$244,250	20.1%	$5,299,952	$5,479,299	$(179,347)	(3.3)%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2023	December 31, 2022			December 31, 2023	December 31, 2022
Property Segment
Catastrophe	$27,990	$10,115	$17,875	176.7%	$1,710,326	$1,209,072	$501,254	41.5%
Catastrophe - net reinstatement premiums	30,461	(13,273)	43,734	(329.5)%	32,031	212,326	(180,295)	(84.9)%
Total catastrophe net premiums written	58,451	(3,158)	61,609	(1950.9)%	1,742,357	1,421,398	320,959	22.6%
Other property	303,037	366,604	(63,567)	(17.3)%	1,220,807	1,442,166	(221,359)	(15.3)%
Other property - net reinstatement premiums	(3,535)	9,552	(13,087)	(137.0)%	4,145	(15,905)	20,050	(126.1)%
Total other property net premiums written	299,502	376,156	(76,654)	(20.4)%	1,224,952	1,426,261	(201,309)	(14.1)%
Property segment net premiums written	$357,953	$372,998	$(15,045)	(4.0)%	$2,967,309	$2,847,659	$119,650	4.2%

Casualty and Specialty Segment
General casualty (1)	$505,411	$301,799	$203,612	67.5%	$1,588,596	$1,304,156	$284,440	21.8%
Professional liability (2)	215,486	276,390	(60,904)	(22.0)%	1,045,262	1,362,595	(317,333)	(23.3)%
Credit (3)	80,817	150,942	(70,125)	(46.5)%	484,782	744,257	(259,475)	(34.9)%
Other specialty (4)	427,380	243,487	183,893	75.5%	1,381,864	937,493	444,371	47.4%
Casualty and Specialty segment net premiums written	$1,229,094	$972,618	$256,476	26.4%	$4,500,504	4,348,501	$152,003	3.5%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2023	December 31, 2022			December 31, 2023	December 31, 2022
Property Segment
Catastrophe	$494,567	$308,635	$185,932	60.2%	$1,677,221	$1,148,552	$528,669	46.0%
Catastrophe - net reinstatement premiums	30,461	(13,273)	43,734	(329.5)%	32,031	212,326	(180,295)	(84.9)%
Total catastrophe net premiums earned	525,028	295,362	229,666	77.8%	1,709,252	1,360,878	348,374	25.6%
Other property	362,828	383,324	(20,496)	(5.3)%	1,377,395	1,425,254	(47,859)	(3.4)%
Other property - net reinstatement premiums	(3,535)	9,552	(13,087)	(137.0)%	4,145	(15,905)	20,050	(126.1)%
Total other property net premiums earned	359,293	392,876	(33,583)	(8.5)%	1,381,540	1,409,349	(27,809)	(2.0)%
Property segment net premiums earned	$884,321	$688,238	$196,083	28.5%	$3,090,792	$2,770,227	$320,565	11.6%

Casualty and Specialty Segment
General casualty (1)	$496,681	$319,592	$177,089	55.4%	$1,510,179	$1,210,937	$299,242	24.7%
Professional liability (2)	266,674	275,650	(8,976)	(3.3)%	1,107,941	1,142,943	(35,002)	(3.1)%
Credit (3)	168,029	111,982	56,047	50.1%	532,646	395,312	137,334	34.7%
Other specialty (4)	433,740	228,698	205,042	89.7%	1,229,575	814,570	415,005	50.9%
Casualty and Specialty segment net premiums earned	$1,365,124	$935,922	$429,202	45.9%	$4,380,341	$3,563,762	$816,579	22.9%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2023
Property	$2,461,580	$1,459,010	$3,913,030	$7,833,620
Casualty and Specialty	2,801,016	203,560	9,648,673	12,653,249
Total (1)	$5,262,596	$1,662,570	$13,561,703	$20,486,869

December 31, 2022
Property	$1,956,688	$2,008,891	$3,570,253	$7,535,832
Casualty and Specialty	1,864,365	167,993	6,324,383	8,356,741
Total	$3,821,053	$2,176,884	$9,894,636	$15,892,573
(1)Included in the Company’s reserves for claims and claim expenses balance at December 31, 2023 is $4.5 billion of gross reserves for claims and claim expenses, at fair value, acquired as a result of the Validus acquisition.

15

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended December 31, 2023			Three months ended December 31, 2022
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$15,955,165	$4,253,259	$11,701,906	$15,662,955	$4,969,244	$10,693,711
Incurred claims and claim expenses
Current year	1,298,905	163,573	1,135,332	1,184,438	206,615	977,823
Prior years	(191,772)	(35,962)	(155,810)	(246,611)	(91,725)	(154,886)
Total incurred claims and claim expenses	1,107,133	127,611	979,522	937,827	114,890	822,937
Paid claims and claim expenses
Current year	202,466	18,828	183,638	299,294	294,667	4,627
Prior years	961,761	211,576	750,185	584,126	114,832	469,294
Total paid claims and claim expenses	1,164,227	230,404	933,823	883,420	409,499	473,921
Foreign exchange (1)	133,578	58,802	74,776	175,211	36,290	138,921
Amounts acquired (2)	4,455,220	1,135,018	3,320,202	—	—	—
Reserve for claims and claim expenses, end of period	$20,486,869	$5,344,286	$15,142,583	$15,892,573	$4,710,925	$11,181,648

	Year ended December 31, 2023			Year ended December 31, 2022
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$15,892,573	$4,710,925	$11,181,648	$13,294,630	$4,268,669	$9,025,961
Incurred claims and claim expenses
Current year	4,633,626	609,510	4,024,116	6,283,930	1,697,508	4,586,422
Prior years	(683,264)	(232,657)	(450,607)	(432,790)	(185,208)	(247,582)
Total incurred claims and claim expenses	3,950,362	376,853	3,573,509	5,851,140	1,512,300	4,338,840
Paid claims and claim expenses
Current year	412,404	47,611	364,793	417,906	312,021	105,885
Prior years	3,532,307	901,422	2,630,885	2,661,710	737,439	1,924,271
Total paid claims and claim expenses	3,944,711	949,033	2,995,678	3,079,616	1,049,460	2,030,156
Foreign exchange (1)	133,425	70,523	62,902	(173,581)	(20,584)	(152,997)
Amounts acquired (2)	4,455,220	1,135,018	3,320,202	—	—	—
Reserve for claims and claim expenses, end of period	$20,486,869	$5,344,286	$15,142,583	$15,892,573	$4,710,925	$11,181,648
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date.
(2)    Represents the fair value of Validus’ reserves for claims and claim expenses, net of reinsurance recoverables, acquired on November 1, 2023.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinci”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”), Fontana Holdings L.P. and its subsidiaries (“Fontana”), and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. ("Upsilon Fund") and RenaissanceRe Medici Fund Ltd. (“Medici”), as well as fee income earned by AlphaCat Managers Ltd. ("AlphaCat Managers"). Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Management fee income
Joint ventures	$32,700	$13,377	$122,474	$56,746
Structured reinsurance products and other	7,078	6,342	27,754	26,592
Managed funds	7,991	6,265	26,371	25,564
Total management fee income	47,769	25,984	176,599	108,902

Performance fee income (loss)
Joint ventures	18,617	1,505	50,656	4,354
Structured reinsurance products and other	4,170	2,391	8,582	4,451
Managed funds	227	467	957	972
Total performance fee income (loss) (1)	23,014	4,363	60,195	9,777
Total fee income	$70,783	$30,347	$236,794	$118,679
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Fee income contributing to:
Underwriting income (loss) (1)	$6,234	$13,668	$34,432	$49,946
Earnings from equity method investments (2)	(419)	25	(1,423)	94
Redeemable noncontrolling interests (3)	64,968	16,654	203,785	68,639
Total fee income	$70,783	$30,347	$236,794	$118,679
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinci, Top Layer Reinsurance Ltd., Vermeer, Fontana, and certain entities investing in Langhorne Holdings LLC. Managed funds include Upsilon Fund and Medici. as well as fee income earned by AlphaCat Managers. Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Management fee income
Joint ventures	$32,700	$31,463	$30,313	$27,998	$13,377
Structured reinsurance products and other	7,078	7,053	6,985	6,638	6,342
Managed funds	7,991	5,970	6,141	6,269	6,265
Total management fee income	47,769	44,486	43,439	40,905	25,984

Performance fee income (loss)
Joint ventures	18,617	17,152	13,132	1,755	1,505
Structured reinsurance products and other	4,170	2,854	(197)	1,755	2,391
Managed funds	227	66	307	357	467
Total performance fee income (loss) (1)	23,014	20,072	13,242	3,867	4,363
Total fee income	$70,783	$64,558	$56,681	$44,772	$30,347
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Fee income contributing to:
Underwriting income (loss) (1)	$6,234	$6,873	$8,184	$13,141	$13,668
Earnings from equity method investments (2)	(419)	(446)	(417)	(141)	25
Redeemable noncontrolling interests (3)	64,968	58,131	48,914	31,772	16,654
Total fee income	$70,783	$64,558	$56,681	$44,772	$30,347
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinci, Medici, Vermeer and Fontana (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Redeemable noncontrolling interests - DaVinci	$(212,322)	$(120,178)	$(545,812)	$65,514
Redeemable noncontrolling interests - Medici	(71,969)	(69,131)	(239,250)	70,504
Redeemable noncontrolling interests - Vermeer	(87,930)	(40,587)	(239,457)	(43,058)
Redeemable noncontrolling interests - Fontana	(30,788)	(6,501)	(34,476)	5,653
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(403,009)	$(236,397)	$(1,058,995)	$98,613

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(298,318)	$(207,176)	$(1,039,466)	$(133,163)
Non-operating (income) loss attributable to redeemable noncontrolling interests	(104,691)	(29,221)	(19,529)	231,776
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(403,009)	$(236,397)	$(1,058,995)	$98,613
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	December 31, 2023	December 31, 2022
Redeemable noncontrolling interests - DaVinci	$2,541,482	$1,740,300
Redeemable noncontrolling interests - Medici	1,650,229	1,036,218
Redeemable noncontrolling interests - Vermeer	1,555,297	1,490,840
Redeemable noncontrolling interests - Fontana	353,823	268,031
Redeemable noncontrolling interests	$6,100,831	$4,535,389

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	December 31, 2023	December 31, 2022
DaVinci	72.2%	69.1%
Medici	88.3%	87.2%
Vermeer	100.0%	100.0%
Fontana	68.4%	68.4%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenues
Gross premiums written	$35,895	$943	$1,127,745	$915,064
Net premiums written	$39,438	$1,632	$1,051,900	$845,742
Decrease (increase) in unearned premiums	234,572	177,121	(64,495)	(31,289)
Net premiums earned	274,010	178,753	987,405	814,453
Net investment income	58,219	36,844	205,459	88,821
Net foreign exchange gains (losses)	(1,355)	(3,157)	(4,277)	2,005
Net realized and unrealized gains (losses) on investments	95,875	14,188	38,051	(278,189)
Total revenues	426,749	226,628	1,226,638	627,090
Expenses
Net claims and claim expenses incurred	29,398	17,629	147,243	570,545
Acquisition expenses	67,406	23,876	201,643	86,525
Operational and corporate expenses	31,309	9,389	117,965	53,732
Interest expense	1,859	1,859	7,434	7,434
Total expenses	129,972	52,753	474,285	718,236
Income (loss) before taxes	296,777	173,875	752,353	(91,146)
Income tax benefit (expense)	(3,031)	14	(6,280)	9
Net income (loss) available (attributable) to DaVinci common shareholders	$293,746	$173,889	$746,073	$(91,137)

Net claims and claim expenses incurred - current accident year	$52,758	$82,082	$261,861	$697,746
Net claims and claim expenses incurred - prior accident years	(23,360)	(64,453)	(114,618)	(127,201)
Net claims and claim expenses incurred - total	$29,398	$17,629	$147,243	$570,545

Net claims and claim expense ratio - current accident year	19.3%	45.9%	26.5%	85.7%
Net claims and claim expense ratio - prior accident years	(8.6)%	(36.0)%	(11.6)%	(15.6)%
Net claims and claim expense ratio - calendar year	10.7%	9.9%	14.9%	70.1%
Underwriting expense ratio	36.1%	18.6%	32.4%	17.2%
Combined ratio	46.8%	28.5%	47.3%	87.3%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Fixed maturity investments trading	$230,437	$136,019	$187,760	$109,600
Short term investments	63,400	23,908	35,113	8,850
Equity investments	586	7,474	586	7,474
Other investments
Catastrophe bonds	57,636	31,441	7,021	4,693
Other	21,874	13,793	21,874	13,793
Cash and cash equivalents	10,114	3,947	9,833	3,640
	384,047	216,582	262,187	148,050
Investment expenses	(7,085)	(5,345)	(5,742)	(4,106)
Net investment income	$376,962	$211,237	$256,445	$143,944

Net investment income return - annualized	5.7%	4.1%	5.3%	4.1%

Net realized gains (losses) on fixed maturity investments trading	$(92,952)	$(110,762)	$(87,840)	$(87,817)
Net unrealized gains (losses) on fixed maturity investments trading	671,088	187,900	570,440	149,844
Net realized and unrealized gains (losses) on investment-related derivatives	(45,977)	(3,347)	(39,745)	(1,321)
Net realized gains (losses) on equity investments	11	4,397	11	4,397
Net unrealized gains (losses) on equity investments	11,204	55,251	11,229	55,356
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	7,111	29,578	838	3,385
Net realized and unrealized gains (losses) on other investments - other	35,454	5,122	35,454	5,122
Net realized and unrealized gains (losses) on investments	585,939	168,139	490,387	128,966
Total investment result	$962,901	$379,376	$746,832	$272,910

Average invested assets	$27,591,391	$21,556,792	$19,205,096	$14,326,726

Total investment return - annualized	15.2%	7.4%	16.5%	7.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Year ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Fixed maturity investments trading	$744,457	$382,165	$593,886	$315,894
Short term investments	213,303	41,042	111,977	15,686
Equity investments	7,261	20,864	7,261	20,864
Other investments
Catastrophe bonds	200,572	94,784	26,202	14,072
Other	87,296	37,497	87,296	37,497
Cash and cash equivalents	23,123	5,197	22,077	4,777
	1,276,012	581,549	848,699	408,790
Investment expenses	(22,902)	(21,617)	(18,166)	(17,083)
Net investment income	$1,253,110	$559,932	$830,533	$391,707

Net investment income return - annualized	5.3%	2.7%	4.9%	2.8%

Net realized gains (losses) on fixed maturity investments trading	$(393,041)	$(732,561)	$(337,981)	$(600,400)
Net unrealized gains (losses) on fixed maturity investments trading	685,095	(636,762)	588,764	(566,272)
Net realized and unrealized gains (losses) on investment-related derivatives	(68,272)	(165,293)	(66,118)	(164,838)
Net realized gains (losses) on equity investments	(27,492)	43,035	(27,492)	43,035
Net unrealized gains (losses) on equity investments	73,243	(166,823)	73,271	(166,720)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	101,897	(130,335)	12,229	(18,029)
Net realized and unrealized gains (losses) on other investments - other	43,092	(11,746)	43,092	(11,746)
Net realized and unrealized gains (losses) on investments	414,522	(1,800,485)	285,765	(1,484,970)
Total investment result	$1,667,632	$(1,240,553)	$1,116,298	$(1,093,263)

Average invested assets	$25,229,892	$21,201,054	$17,120,684	$14,230,698

Total investment return - annualized	6.9%	(5.7)%	6.5%	(7.7)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	December 31, 2023				December 31, 2022
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,060,203	$66,743	$8,013,451	$49,476	$7,180,129	$(186,451)	$5,772,302	$(168,146)
Corporate (3)	6,499,075	(41,016)	5,340,330	(54,622)	4,390,568	(331,461)	3,392,129	(300,245)
Other (4)	4,317,830	(21,069)	3,738,758	(4,321)	2,780,705	(169,237)	2,339,897	(140,789)
Total fixed maturity investments trading, at fair value	20,877,108	4,658	17,092,539	(9,467)	14,351,402	(687,149)	11,504,328	(609,180)
Short term investments, at fair value	4,604,079	739	1,624,407	718	4,669,272	(2,309)	1,131,408	(817)
Equity investments, at fair value	106,766	62,660	106,562	62,673	625,058	(10,590)	624,870	(10,600)
Other investments, at fair value
Catastrophe bonds	1,942,199	(76,684)	250,384	(36,995)	1,241,468	(182,798)	209,114	(51,841)
Fund investments	1,415,804	184,744	1,415,804	184,744	1,086,706	111,423	1,086,706	111,423
Term loans	97,658	—	97,658	—	100,000	—	100,000	—
Direct private equity investments	59,905	(38,359)	59,905	(38,359)	66,780	(31,484)	66,780	(31,484)
Total other investments, at fair value	3,515,566	69,701	1,823,751	109,390	2,494,954	(102,859)	1,462,600	28,098
Investments in other ventures, under equity method	112,624	—	112,624	—	79,750	—	79,750	—
Total investments	$29,216,143	$137,758	$20,759,883	$163,314	$22,220,436	$(802,907)	$14,802,956	$(592,499)

	December 31, 2023		December 31, 2022
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	5.8%	5.4%	5.7%	5.6%
Average duration of investments, in years (5)	2.6	3.2	2.5	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$(0.18)		$(13.93)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See "Comments on Non-GAAP Financial Measures" for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
December 31, 2023	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,060,203	$—	$10,060,203	$—	$—	$—	$—	$—
Corporate (3)	6,499,075	161,076	395,251	2,340,818	2,494,723	1,097,461	9,746	—
Agencies	489,117	—	488,217	—	—	—	900	—
Non-U.S. government	483,576	305,635	159,461	12,866	5,614	—	—	—
Residential mortgage-backed	1,420,362	208,069	1,051,075	1,042	8,267	82,880	69,029	—
Commercial mortgage-backed	433,080	381,613	42,459	4,222	—	1,240	3,546	—
Asset-backed	1,491,695	1,125,320	246,742	93,268	15,901	864	9,600	—
Total fixed maturity investments trading, at fair value	20,877,108	2,181,713	12,443,408	2,452,216	2,524,505	1,182,445	92,821	—

Short term investments, at fair value	4,604,079	4,258,276	155,789	106,876	76,067	2,480	4,591	—

Equity investments, at fair value	106,766	—	—	—	—	—	—	106,766

Other investments, at fair value
Catastrophe bonds	1,942,199	—	—	—	—	1,942,199	—	—
Fund investments:
Private credit funds	982,016	—	—	—	—	—	—	982,016
Private equity funds	433,788	—	—	—	—	—	—	433,788
Term loans	97,658	—	—	97,658	—	—	—	—
Direct private equity investments	59,905	—	—	—	—	—	—	59,905
Total other investments, at fair value	3,515,566	—	—	97,658	—	1,942,199	—	1,475,709

Investments in other ventures, under equity method	112,624	—	—	—	—	—	—	112,624

Total investments	$29,216,143	$6,439,989	$12,599,197	$2,656,750	$2,600,572	$3,127,124	$97,412	$1,695,099
	100.0%	22.0%	43.1%	9.1%	8.9%	10.7%	0.3%	5.8%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
December 31, 2023	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,013,451	$—	$8,013,451	$—	$—	$—	$—	$—
Corporate (3)	5,340,330	125,544	350,450	1,971,028	1,945,837	938,716	8,755	—
Agencies	369,599	—	368,699	—	—	—	900	—
Non-U.S. government	429,476	274,662	136,334	12,866	5,614	—	—	—
Residential mortgage-backed	1,173,894	182,910	831,164	1,042	8,267	82,880	67,631	—
Commercial mortgage-backed	360,716	317,861	33,847	4,222	—	1,240	3,546	—
Asset-backed	1,405,073	1,040,024	246,386	92,298	15,901	864	9,600	—
Total fixed maturity investments trading, at fair value	17,092,539	1,941,001	9,980,331	2,081,456	1,975,619	1,023,700	90,432	—

Short term investments, at fair value	1,624,407	1,310,385	124,204	106,876	76,067	2,284	4,591	—

Equity investments, at fair value	106,562	—	—	—	—	—	—	106,562

Other investments, at fair value
Catastrophe bonds	250,384	—	—	—	—	250,384	—	—
Fund investments:
Private credit funds	982,016	—	—	—	—	—	—	982,016
Private equity funds	433,788	—	—	—	—	—	—	433,788
Term loans	97,658	—	—	97,658	—	—	—	—
Direct private equity investments	59,905	—	—	—	—	—	—	59,905
Total other investments, at fair value	1,823,751	—	—	97,658	—	250,384	—	1,475,709

Investments in other ventures, under equity method	112,624	—	—	—	—	—	—	112,624

Total investments	$20,759,883	$3,251,386	$10,104,535	$2,285,990	$2,051,686	$1,276,368	$95,023	$1,694,895
	100.0%	15.7%	48.7%	11.0%	9.9%	6.1%	0.5%	8.2%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

26

Other Items
Earnings per Share

	Three months ended		Year ended
(common shares in thousands)	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,576,682	$448,092	$2,525,757	$(1,096,578)
Amount allocated to participating common shareholders (1)	(22,580)	(7,431)	(37,308)	(1,079)
Net income (loss) allocated to RenaissanceRe common shareholders	$1,554,102	$440,661	$2,488,449	$(1,097,657)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	50,937	42,795	47,493	43,040
Per common share equivalents of non-vested shares (2)	135	119	114	—
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	51,072	42,914	47,607	43,040
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$30.51	$10.30	$52.40	$(25.50)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$30.43	$10.27	$52.27	$(25.50)
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with acquisitions and dispositions, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax asset, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company updated its calculation of “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to exclude “acquisition related purchase accounting adjustments” because it believes that excluding the impact of acquisition related accounting adjustments provides more comparability and a more accurate measure of the Company’s results of operations. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for more comparability among peers and more accurately measure and predict the Company’s results of operations by removing the variability arising from the listed adjustments.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

29

Comments on Non-GAAP Financial Measures

	Three months ended
	December 31, 2023	December 31, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,576,682	$448,092
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(578,828)	(138,561)
Net foreign exchange losses (gains)	(12,398)	(10,781)
Corporate expenses associated with acquisitions and dispositions	61,666	—
Acquisition related purchase accounting adjustments (1)	52,812	(18)
Bermuda net deferred tax asset (2)	(593,765)	—
Income tax expense (benefit) (3)	12,250	(5,818)
Net income (loss) attributable to redeemable noncontrolling interests (4)	104,691	29,221
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$623,110	$322,135

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$30.43	$10.27
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(11.33)	(3.23)
Net foreign exchange losses (gains)	(0.24)	(0.25)
Corporate expenses associated with acquisitions and dispositions	1.21	—
Acquisition related purchase accounting adjustments (1)	1.04	—
Bermuda net deferred tax asset (2)	(11.63)	—
Income tax expense (benefit) (3)	0.24	(0.14)
Net income (loss) attributable to redeemable noncontrolling interests (4)	2.05	0.68
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$11.77	$7.33

Return on average common equity - annualized	83.5%	41.2%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(30.6)%	(12.8)%
Net foreign exchange losses (gains)	(0.7)%	(1.0)%
Corporate expenses associated with acquisitions and dispositions	3.3%	—%
Acquisition related purchase accounting adjustments (1)	2.8%	—%
Bermuda net deferred tax asset (2)	(31.4)%	—%
Income tax expense (benefit) (3)	0.6%	(0.5)%
Net income (loss) attributable to redeemable noncontrolling interests (4)	5.5%	2.7%
Operating return on average common equity - annualized	33.0%	29.6%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three months ended December 31, 2023 for the acquisitions of Validus $48.8 million (2022 - $Nil); and TMR and Platinum $4.0 million (2022 - $(18.0) thousand).
(2)Represents the net deferred tax benefit resulting from the recognition of deferred tax assets net of deferred tax liabilities in connection with a 15% Bermuda corporate income tax rate, pursuant to the Corporate Income Tax Act 2023, enacted on December 27, 2023.
(3)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

	Year ended
	December 31, 2023	December 31, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$2,525,757	$(1,096,578)
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(312,625)	1,670,150
Net foreign exchange losses (gains)	41,479	56,909
Corporate expenses associated with acquisitions and dispositions	76,380	—
Acquisition related purchase accounting adjustments (1)	64,866	7,235
Bermuda net deferred tax asset (2)	(593,765)	—
Income tax expense (benefit) (3)	3,289	(83,149)
Net income (loss) attributable to redeemable noncontrolling interests (4)	19,529	(231,776)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$1,824,910	$322,791

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$52.27	$(25.50)
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(6.57)	38.80
Net foreign exchange losses (gains)	0.87	1.32
Corporate expenses associated with acquisitions and dispositions	1.60	—
Adjustment for acquisition related purchase accounting adjustments (1)	1.36	0.17
Bermuda net deferred tax asset (2)	(12.47)	—
Income tax expense (benefit) (3)	0.07	(1.93)
Net income (loss) attributable to redeemable noncontrolling interests (4)	0.41	(5.39)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$37.54	$7.47

Return on average common equity - annualized	40.5%	(22.0)%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(5.0)%	33.5%
Net foreign exchange losses (gains)	0.7%	1.1%
Corporate expenses associated with acquisitions and dispositions	1.2%	—%
Adjustment for acquisition related purchase accounting adjustments (1)	1.0%	0.1%
Bermuda net deferred tax asset (2)	(9.5)%	—%
Income tax expense (benefit) (3)	0.1%	(1.7)%
Net income (loss) attributable to redeemable noncontrolling interests (4)	0.3%	(4.6)%
Operating return on average common equity - annualized	29.3%	6.4%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the years ended December 31, 2023 and 2022, respectively, for the acquisitions of Validus $48.8 million (2022 - $Nil); and TMR and Platinum $16.1 million (2022 - $7.2 million).
(2)Represents the net deferred tax benefit resulting from the recognition of deferred tax assets net of deferred tax liabilities in connection with a 15% Bermuda corporate income tax rate, pursuant to the Corporate Income Tax Act 2023, enacted on December 27, 2023.
(3)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

31

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets, plus accumulated dividends. The Company updated its calculation of “tangible book value per common share” to exclude “acquisition related purchase accounting adjustments” because it believes that excluding the impact of acquisition related purchase accounting adjustments provides more comparability and a more accurate measure of the Company’s realizable returns.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

	December 31, 2023	December 31, 2022
Book value per common share	$165.20	$104.65
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.71)	(5.44)
Other goodwill and intangible assets (2)	(0.35)	(0.40)
Acquisition related purchase accounting adjustments (3)	(8.27)	(1.66)
Tangible book value per common share	141.87	97.15
Adjustment for accumulated dividends	26.52	25.00
Tangible book value per common share plus accumulated dividends	$168.39	$122.15

Year to date change in book value per common share	57.9%	(20.8)%
Year to date change in book value per common share plus change in accumulated dividends	59.3%	(19.7)%
Year to date change in tangible book value per common share plus change in accumulated dividends	47.6%	(20.8)%
(1)Represents the acquired goodwill and other intangible assets at December 31, 2023 for the acquisitions of Validus $542.7 million (2022 - $Nil), TMR $27.2 million (2022 - $28.3 million) and Platinum $205.5 million (2022 - $209.6 million).
(2)At December 31, 2023, the adjustment for goodwill and other intangibles included $18.1 million (2022 - $17.8 million) of goodwill and other intangibles included in investments in other ventures, under equity method. Previously reported “adjustment for goodwill and other intangibles” has been bifurcated into “acquisition related goodwill and other intangible assets” and “other goodwill and intangible assets.”
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at December 31, 2023 for the acquisitions of Validus $374.4 million (2022 - $Nil), TMR $62.2 million (2022 - $73.4 million) and Platinum $(0.8) million (2022 - $(1.0) million).

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio." “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended December 31, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	17.8%	79.9%	43.1%	97.3%	76.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.0)%	(0.5)%	(1.4)%	(3.0)%	(2.4)%
Adjusted combined ratio	15.8%	79.4%	41.7%	94.3%	73.6%

	Three months ended December 31, 2022
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	25.2%	90.8%	62.6%	93.7%	80.5%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.0)%	—%	(0.4)%	0.3%	0.1%
Adjusted combined ratio	24.2%	90.8%	62.2%	94.0%	80.6%

	Year ended December 31, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	29.8%	82.6%	53.4%	95.2%	77.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.7)%	(0.2)%	(0.5)%	(1.0)%	(0.8)%
Adjusted combined ratio	29.1%	82.4%	52.9%	94.2%	77.1%

	Year ended December 31, 2022
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	88.3%	112.4%	100.6%	95.3%	97.7%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.4)%	—%	(0.2)%	—%	(0.2)%
Adjusted combined ratio	87.9%	112.4%	100.4%	95.3%	97.5%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended December 31, 2023			Three months ended December 31, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$230,437	$(42,677)	$187,760	$136,019	$(26,419)	$109,600
Short term investments	63,400	(28,287)	35,113	23,908	(15,058)	8,850
Equity investments	586	—	586	7,474	—	7,474
Other investments
Catastrophe bonds	57,636	(50,615)	7,021	31,441	(26,748)	4,693
Other	21,874	—	21,874	13,793	—	13,793
Cash and cash equivalents	10,114	(281)	9,833	3,947	(307)	3,640
	384,047	(121,860)	262,187	216,582	(68,532)	148,050
Investment expenses	(7,085)	1,343	(5,742)	(5,345)	1,239	(4,106)
Net investment income	$376,962	$(120,517)	$256,445	$211,237	$(67,293)	$143,944

Net investment income return - annualized	5.7%	(0.4)%	5.3%	4.1%	0.0%	4.1%

Net realized gains (losses) on fixed maturity investments trading	$(92,952)	$5,112	$(87,840)	$(110,762)	$22,945	$(87,817)
Net unrealized gains (losses) on fixed maturity investments trading	671,088	(100,648)	570,440	187,900	(38,056)	149,844
Net realized and unrealized gains (losses) on investment-related derivatives	(45,977)	6,232	(39,745)	(3,347)	2,026	(1,321)
Net realized gains (losses) on equity investments	11	—	11	4,397	—	4,397
Net unrealized gains (losses) on equity investments	11,204	25	11,229	55,251	105	55,356
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	7,111	(6,273)	838	29,578	(26,193)	3,385
Net realized and unrealized gains (losses) on other investments - other	35,454	—	35,454	5,122	—	5,122
Net realized and unrealized gains (losses) on investments	585,939	(95,552)	490,387	168,139	(39,173)	128,966
Total investment result	$962,901	$(216,069)	$746,832	$379,376	$(106,466)	$272,910

Average invested assets	$27,591,391	$(8,386,295)	$19,205,096	$21,556,792	$(7,230,066)	$14,326,726

Total investment return - annualized	15.2%	1.3%	16.5%	7.4%	0.4%	7.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Year ended December 31, 2023			Year ended December 31, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$744,457	$(150,571)	$593,886	$382,165	$(66,271)	$315,894
Short term investments	213,303	(101,326)	111,977	41,042	(25,356)	15,686
Equity investments	7,261	—	7,261	20,864	—	20,864
Other investments
Catastrophe bonds	200,572	(174,370)	26,202	94,784	(80,712)	14,072
Other	87,296	—	87,296	37,497	—	37,497
Cash and cash equivalents	23,123	(1,046)	22,077	5,197	(420)	4,777
	1,276,012	(427,313)	848,699	581,549	(172,759)	408,790
Investment expenses	(22,902)	4,736	(18,166)	(21,617)	4,534	(17,083)
Net investment income	$1,253,110	$(422,577)	$830,533	$559,932	$(168,225)	$391,707

Net investment income return - annualized	5.3%	(0.4)%	4.9%	2.7%	0.1%	2.8%

Net realized gains (losses) on fixed maturity investments trading	$(393,041)	$55,060	$(337,981)	$(732,561)	$132,161	$(600,400)
Net unrealized gains (losses) on fixed maturity investments trading	685,095	(96,331)	588,764	(636,762)	70,490	(566,272)
Net realized and unrealized gains (losses) on investment-related derivatives	(68,272)	2,154	(66,118)	(165,293)	455	(164,838)
Net realized gains (losses) on equity investments	(27,492)	—	(27,492)	43,035	—	43,035
Net unrealized gains (losses) on equity investments	73,243	28	73,271	(166,823)	103	(166,720)
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	101,897	(89,668)	12,229	(130,335)	112,306	(18,029)
Net realized and unrealized gains (losses) on other investments - other	43,092	—	43,092	(11,746)	—	(11,746)
Net realized and unrealized gains (losses) on investments	414,522	(128,757)	285,765	(1,800,485)	315,515	(1,484,970)
Total investment result	$1,667,632	$(551,334)	$1,116,298	$(1,240,553)	$147,290	$(1,093,263)

Average invested assets	$25,229,892	$(8,109,208)	$17,120,684	$21,201,054	$(6,970,356)	$14,230,698

Total investment return - annualized	6.9%	(0.4)%	6.5%	(5.7)%	(2.0)%	(7.7)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to "retained total investments."

	December 31, 2023			December 31, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,060,203	$(2,046,752)	$8,013,451	$7,180,129	$(1,407,827)	$5,772,302
Corporate (4)	6,499,075	(1,158,745)	5,340,330	4,390,568	(998,439)	3,392,129
Agencies	489,117	(119,518)	369,599	395,149	(81,312)	313,837
Non-U.S. government	483,576	(54,100)	429,476	383,838	(51,582)	332,256
Residential mortgage-backed	1,420,362	(246,468)	1,173,894	710,429	(192,368)	518,061
Commercial mortgage-backed	433,080	(72,364)	360,716	213,987	(64,006)	149,981
Asset-backed	1,491,695	(86,622)	1,405,073	1,077,302	(51,540)	1,025,762
Total fixed maturity investments trading, at fair value	20,877,108	(3,784,569)	17,092,539	14,351,402	(2,847,074)	11,504,328

Short term investments, at fair value	4,604,079	(2,979,672)	1,624,407	4,669,272	(3,537,864)	1,131,408

Equity investments, at fair value	106,766	(204)	106,562	625,058	(188)	624,870

Other investments, at fair value
Catastrophe bonds	1,942,199	(1,691,815)	250,384	1,241,468	(1,032,354)	209,114
Fund investments:
Private credit funds	982,016	—	982,016	771,383	—	771,383
Private equity funds	433,788	—	433,788	315,323	—	315,323
Term loans	97,658	—	97,658	100,000	—	100,000
Direct private equity investments	59,905	—	59,905	66,780	—	66,780
Total other investments, at fair value	3,515,566	(1,691,815)	1,823,751	2,494,954	(1,032,354)	1,462,600

Investments in other ventures, under equity method	112,624	—	112,624	79,750	—	79,750

Total investments	$29,216,143	$(8,456,260)	$20,759,883	$22,220,436	$(7,417,480)	$14,802,956
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss)”.

	December 31, 2023			December 31, 2022
	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)
Type of Investment
Fixed maturity investments trading, at fair value
U.S. treasuries	$66,743	$(17,267)	$49,476	$(186,451)	$18,305	$(168,146)
Corporate (4)	(41,016)	(13,606)	(54,622)	(331,461)	31,216	(300,245)
Other (5)	(21,069)	16,748	(4,321)	(169,237)	28,448	(140,789)
Total fixed maturity investments trading, at fair value	4,658	(14,125)	(9,467)	(687,149)	77,969	(609,180)
Short term investments, at fair value	739	(21)	718	(2,309)	1,492	(817)
Equity investments, at fair value	62,660	13	62,673	(10,590)	(10)	(10,600)
Other investments, at fair value
Catastrophe bonds	(76,684)	39,689	(36,995)	(182,798)	130,957	(51,841)
Fund investments	184,744	—	184,744	111,423	—	111,423
Direct private equity investments	(38,359)	—	(38,359)	(31,484)	—	(31,484)
Total other investments, at fair value	69,701	39,689	109,390	(102,859)	130,957	28,098
Total investments	$137,758	$25,556	$163,314	$(802,907)	$210,408	$(592,499)

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$(0.18)			$(13.93)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of [$9.5 million] and $609.2 million at December 31, 2023 and December 31, 2022, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to "operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Year ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(403,009)	$(236,397)	$(1,058,995)	$98,613
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	(87,882)	(12,996)	(38,476)	203,172
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	(16,809)	(16,225)	18,947	28,604
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	(104,691)	(29,221)	(19,529)	231,776
Operating (income) loss attributable to redeemable noncontrolling interests	$(298,318)	$(207,176)	$(1,039,466)	$(133,163)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

38